[LOGO] PIONEER
                                                                  Investments(R)

Pioneer
Global Health Care Fund

ANNUAL REPORT 8/31/01
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Table of Contents
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Letter to Shareowners                                              1

Portfolio Summary                                                  2

Performance Update                                                 3

Portfolio Management Discussion                                    6

Schedule of Investments                                            9

Financial Statements                                              12

Notes to Financial Statements                                     18

Report of Independent Public Accountants                          23

Trustees, Officers and Service Providers                          24

The Pioneer Family of Mutual Funds                                25

Retirement Plans from Pioneer                                     26

Programs and Services for Pioneer Shareowners                     28
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Pioneer Global Health Care Fund

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Dear Fellow Shareowners,
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As we all work to restore a sense of normalcy to our lives in the wake of
September's terrible events, we at Pioneer extend our heartfelt sympathy to everyone who suffered pain or loss in that tragedy. To those touched directly, we offer a special expression of sympathy.

While the emotional impact of these trying days will stay with us, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others - the markets declined at first, then recovered. Investors who abandoned their investment programs during earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound could be steeper as well, spurred by the strong stimuli of lower interest rates and government spending. We also believe that many global markets will follow a similar pattern.

Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

As always, you can check your Pioneer accounts and find recent fund information at www.pioneerfunds.com. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.

Respectfully,

/s/ Theresa A. Hamacher

Theresa A. Hamacher
Chief Investment Officer
Pioneer Investment Management, Inc.


                                                                               1
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Pioneer Global Health Care Fund

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PORTFOLIO SUMMARY 8/31/01
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF A PIE CHART DEPICTED IN THE PRINTED MATERIAL.]

U.S. Commmon Stocks          69%
International Common Stocks  25%
Depositary Receipts           6%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A BAR CHART DEPICTED IN THE PRINTED MATERIAL.]

United States           65.2%
France                   6.0%
United Kingdom           5.5%
Japan                    4.3%
Canada                   4.3%
Germany                  3.9%
Israel                   3.0%
Switzerland              2.7%
Australia                2.6%
Ireland                  2.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Pfizer, Inc.                                    4.11%
 2. Cubist Pharmaceuticals, Inc.                    3.77
 3. ImClone Systems, Inc.                           3.58
 4. Biogen, Inc.                                    3.24
 5. Aventis SA                                      3.14
 6. Teva Pharmaceutical Industries Ltd. (A.D.R.)    3.05
 7. American Home Products Corp.                    3.00
 8. Biovail Corp.                                   2.97
 9. AstraZeneca Plc                                 2.85
10. Sanofi-Synthelabo SA                            2.81

Fund holdings will vary for other periods.


2
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Pioneer Global Health Care Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS A SHARES
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Share Prices and Distributions
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Net Asset Value
per Share                      8/31/01        12/29/00
                               $9.32          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                    -              -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Health Care Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Health Care Index.

------------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                  Net Asset      Public Offering
Period              Value             Price*
Life-of-Class
(12/29/00)          -6.80%           -12.16%
------------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

Growth of $10,000

                Pioneer Global     MSCI World Health
                Health Care Fund*  Care Index

12/00           9425               10000
                9123                9195
2/01            8831                9233
                8134                8637
4/01            8775                8806
                8954                8887
6/01            9189                8616
                8812                8954
8/01            8784                8642

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The MSCI World Health Care Index is a global index that measures the performance of a group of related industries that comprise the health care sector in developed markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Global Health Care Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS B SHARES
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Share Prices and Distributions
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Net Asset Value
per Share                      8/31/01        12/29/00
                               $9.29          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                    -              -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Health Care Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Health Care Index.

------------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                        If              If
Period                 Held          Redeemed*
Life-of-Class
(12/29/00)            -7.10%         -10.82%
------------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

Growth of $10,000

                Pioneer Global     MSCI World Health
                Health Care Fund*  Care Index

12/00           10000              10000
                 9680               9195
2/01             9360               9233
                 8620               8637
4/01             9300               8806
                 9490               8887
6/01             9730               8616
                 9330               8954
8/01             8918               8642

* Reflects deduction of the maximum appli cable contingent deferred sales charge
  (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

The MSCI World Health Care Index is a global index that measures the performance of a group of related industries that comprise the health care sector in developed markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Global Health Care Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS C SHARES
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Share Prices and Distributions
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Net Asset Value
per Share                      8/31/01        12/29/00
                               $9.30          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                    -              -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Health Care Fund, at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Health Care Index.

------------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                                        Public
                    Net Asset          Offering
Period                Value           Price/CDSC*
Life-of-Class
(12/29/00)            -7.00%             -8.84%
------------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

Growth of $10,000

                Pioneer Global     MSCI World Health
                Health Care Fund*  Care Index

12/00           9900               10000
                9594                9195
2/01            9287                9233
                8545                8637
4/01            9218                8806
                9396                8887
6/01            9653                8616
                9267                8954
8/01            9116                8642

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distribu tions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The MSCI World Health Care Index is a global index that measures the performance of a group of related industries that comprise the health care sector in developed markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Global Health Care Fund

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PORTFOLIO MANAGEMENT DISCUSSION 8/31/01
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Senior Vice President of Pioneer Investment Management, Inc. Pavlos Alexandrakis
manages Pioneer Global Health Care Fund in collaboration with a team of managers and health care analysts based in Boston and Dublin. In the following discussion, he reviews the factors that influenced the Fund's portfolio from its inception through August 31, 2001, which marks the end of the Fund's first fiscal year.

Q.    How has the Fund performed since its inception on December 29, 2000?

A. Pioneer Global Health Care Fund delivered favorable results relative to its benchmark and outperformed most of its peers during the eight months ended August 31, 2001. Over that span, the Fund's Class A, B and C shares declined 6.80%, 7.10% and 7.00% respectively, at net asset value, a significantly better return than the 13.58% decline recorded by the MSCI World Health Care Index. The Fund's return also ranked it in the 18th percentile of its Lipper peer group for the period, as the 138 funds in Lipper's Health and Biotechnology category recorded an average return of -16.07%. (Lipper, Inc. is an independent firm that ranks mutual fund performance.)

Q.    Please describe the investment background for the health care sector.

A. Because their products are always in demand, health care companies are often viewed as defensive investments, stocks that investors rally to when markets are volatile. However, two important trends caused weakness over this period.

      First, the U.S. Food and Drug Administration (FDA) has been approving fewer new drugs for use in the United States and has been sending more applications back to their manufacturers for further research. This additional scrutiny meant lower prices for drug stocks because the profit potential of products under development is a critical factor in evaluating pharmaceutical companies. The FDA's actions affect drug makers everywhere because the United States is the world's largest market. Reacting to the FDA's new stance,


6
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Pioneer Global Health Care Fund

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      investors shifted their attention from companies with the most promising new drugs to those with the most dependable revenue streams from existing products. The FDA's posture also affected biotech companies, which tend to have only a few drugs under review at any one time. In addition, investors fled biotech shares when the internet-technology boom came to an abrupt end.

Q.    What strategies did the team employ and how did they affect performance?

A. Overall, we stayed with the highest quality companies, and, in the case of biotechnology, we cast a very wide net.

      Our decisions on country allocations were helpful overall. For example, we underweighted the portfolio (relative to the benchmark) in Swiss drugmaker Novartis. This holding appeared overvalued; it fared poorly. The Fund also benefited from its low exposure to poor-performing pharmaceutical firms in Japan and to Germany's Schering which declined over the period. However, our relatively low exposure to companies in the United Kingdom didn't help results. In particular, we were late to invest in GlaxoSmithKline, a company with strong earnings visibility from existing products. Among major U.S. drug stocks, we saw better value in Pfizer than in Merck, a decision that helped performance.

      We maintained lower exposure to the volatile biotech sector than did our Lipper peers, a factor that helped the Fund's ranking. On the other hand, the portfolio's overweighting in the biotech sector, compared to its benchmark index, hurt results.

Q.    Which investment decisions had the greatest impact, for better or worse?

A. The Fund's largest gain came in Gilead Sciences, which rose sharply thanks to promising results in tests of the company's new treatments for the HIV and the hepatitis B viruses. Shares of Cubist Pharmaceuticals, which develops drugs for life-threatening infections, gained on favorable test results for its new drug targeting the most serious cases of pneumonia. Performance also benefited from the


                                                                               7
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Pioneer Global Health Care Fund

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PORTFOLIO MANAGEMENT DISCUSSION 8/31/01                              (continued)
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      acquisition of Bergen-Brunswick by AmeriSource Health, and from the strong performance of ImClone Systems which is rolling out a drug for colorectal cancer that is believed to have strong sales potential.

      Among declining stocks, Applera Corp.-Applied Biosystems, a maker of instrument-based systems and software for the pharmaceutical industry, sustained a sharp decline when client companies decreased capital expenditures and the strong U.S. dollar cut into overseas sales. Alteon, which develops drugs to fight the complications of diabetes and age-related diseases, fell as research and development costs exceeded planned outlays. And shares of Curagen, a developer of genomics-based biopharmaceutical therapies, dropped in the wake of higher-than-expected research costs and general expenditures. In addition, lower interest rates cut into the company's investment income.

Q.    What is your outlook for the global health care sector?

A. In the short-term, the shock of the terrorist attacks will cause a deeper economic slowdown in the United States than we originally anticipated before the attacks occurred. The impact will also radiate to global economies that look to the U.S. as their primary customer. And if market volatility continues, health care companies may regain their status as defensive holdings. Longer-term, we anticipate that government stimulus packages and lower interest rates will generate a sharp recovery, when it comes. In the meantime, the forces driving growth potential for health care companies - aging populations, the Human Genome Project and growing global demand for quality health care - remain in place, giving ample reason to remain optimistic about the outlook for this key sector.


8
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Pioneer Global Health Care Fund

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SCHEDULE OF INVESTMENTS 8/31/01
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Shares                                                                     Value

              COMMON STOCKS - 100%
              Basic Materials - 3.1%
              Chemicals (Diversified) - 3.1%
      800     Aventis SA                                              $   58,543
                                                                      ----------
              Total Basic Materials                                   $   58,543
                                                                      ----------

              Consumer Staples - 1.7%
              Distributors (Food & Health) - 1.7%
      370     AmerisourceBergen Corp. *                               $   23,843
      105     Cardinal Health, Inc.                                        7,659
                                                                      ----------
                                                                      $   31,502
                                                                      ----------
              Total Consumer Staples                                  $   31,502
                                                                      ----------
              Health Care - 95.2%
              Biotechnology - 33.9%
    4,000     Alteon Inc. *                                           $   12,000
      600     Amgen, Inc. *                                               38,580
    1,000     Biogen, Inc. *                                              60,360
    1,700     Cubist Pharmaceuticals, Inc. *                              70,363
    1,000     Curagen Corp. *                                             20,390
      600     Emisphere Technologies, Inc. *                              16,950
      600     Gilead Sciences, Inc. *                                     36,426
      800     Human Genome Sciences, Inc. *                               35,904
    1,300     ImClone Systems, Inc. *                                     66,820
      500     InterMune Inc. *                                            19,745
      500     MedImmune, Inc. *                                           20,075
    1,000     Myriad Genetics, Inc. *                                     43,600
      800     OSI Pharmaceuticals, Inc. *                                 33,920
    1,600     Oxford GlycoSciences Plc *                                  17,423
      500     Protein Design Labs, Inc. *                                 29,395
    2,600     Scios, Inc. *                                               45,890
       20     Serono SA *                                                 18,363
    1,500     Transkaryotic Therapies, Inc. *                             45,825
                                                                      ----------
                                                                      $  632,029
                                                                      ----------

              Health Care (Diversified) - 16.4%
      700     Abbott Laboratories                                     $   34,790
    1,000     American Home Products Corp.                                56,000
      700     Aviron *                                                    15,673
    1,200     Biovail Corp. *                                             55,320
      800     Bristol-Myers Squibb Co.                                    44,912
      800     Johnson & Johnson                                           42,168


   The accompanying notes are an integral part of these financial statements.  9
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Pioneer Global Health Care Fund

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SCHEDULE OF INVESTMENTS 8/31/01                                      (continued)
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Shares                                                                     Value

              Health Care (Diversified) - (continued)
      800     Teva Pharmaceutical Industries Ltd. (A.D.R.)            $   56,880
                                                                      ----------
                                                                      $  305,743
                                                                      ----------

              Health Care (Drugs/Major Pharmaceuticals) - 31.7%
      720     Altana AG                                               $   35,346
    1,100     AstraZeneca Plc                                             53,143
    3,000     Chugai Pharmaceutical Co., Ltd.*                            48,436
    2,000     CSL Limited                                                 48,573
      900     Elan Corp., Plc (A.D.R.) *                                  46,755
      500     Eli Lilly & Co.                                             38,815
    1,200     GlaxoSmithKline Plc *                                       32,241
    1,375     Ivax Corp. *                                                46,283
      500     Merck & Co., Inc.                                           32,550
      900     Novartis AG                                                 32,821
    2,000     Pfizer, Inc.                                                76,620
      800     Sanofi-Synthelabo SA                                        52,401
      300     Schering AG                                                 15,627
    3,000     Tanabe Seiyaku Co., Ltd. *                                  32,341
                                                                      ----------
                                                                      $  591,952
                                                                      ----------

              Health Care (Managed Care) - 4.5%
      600     United Healthcare Corp.                                 $   40,836
      400     Wellpoint Health Networks Inc. *                            42,592
                                                                      ----------
                                                                      $   83,428
                                                                      ----------

              Health Care (Medical Products/Supplies) - 7.1%
      250     Applera Corp. - Applied Biosystems Group                $    6,253
      800     Baxter International, Inc.                                  41,280
      300     Gehe AG                                                     12,884
      800     Genzyme Corp. *                                             45,312
      900     Visible Genetics, Inc. *                                    23,940
       80     Zimmer Holdings Inc. *                                       2,176
                                                                      ----------
                                                                      $  131,845
                                                                      ----------

              Health Care (Specialized Services) - 1.6%
      100     Fresenius Medical Care AG                               $    7,946
      800     Lincare Holdings Inc. *                                     22,728
                                                                      ----------
                                                                      $   30,674
                                                                      ----------
              Total Health Care                                       $1,775,671
                                                                      ----------

              TOTAL COMMON STOCKS - 100.0%
              (Cost $1,841,109)(a)(b)(c)                              $1,865,716
                                                                      ----------


10  The accompanying notes are an integral part of these financial statements.
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Pioneer Global Health Care Fund

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*     Non-income producing security.

(a) At August 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $1,848,237 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                     $ 154,716

      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                      (137,237)
                                                                      =========
      Net unrealized gain                                             $  17,479
                                                                      =========

(b) Distribution of investments by country of issue, as a percetage of total equity holings, is as follows:

      United States                                                      65.2%
      France                                                              6.0
      United Kingdom                                                      5.5
      Japan                                                               4.3
      Canada                                                              4.3
      Germany                                                             3.9
      Israel                                                              3.0
      Switzerland                                                         2.7
      Australia                                                           2.6
      Ireland                                                             2.5
                                                                        -----
                                                                        100.0%

(c) At August 31, 2001, the Fund had a capital loss carryforward of $27,522 which will expire in 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the period ended August 31, 2001, aggregated $2,169,740 and $293,981, respectively.


   The accompanying notes are an integral part of these financial statements. 11
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Pioneer Global Health Care Fund

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BALANCE SHEET 8/31/01
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ASSETS:
  Investment in securities, at value (cost $1,841,109)               $1,865,716
  Cash                                                                  137,173
  Receivables -
    Fund shares sold                                                        422
    Dividends, interest and foreign taxes withheld                        1,788
  Other                                                                     163
                                                                     ----------
      Total assets                                                   $2,005,262
                                                                     ----------

LIABILITIES:
  Payables -
    Fund shares repurchased                                          $      136
  Due to affiliates                                                      11,193
  Accrued expenses                                                       40,375
  Other                                                                      75
                                                                     ----------
      Total liabilities                                              $   51,779
                                                                     ----------

NET ASSETS:
  Paid-in capital                                                    $1,963,438
  Accumulated net realized loss on investments
    and foreign currency transactions                                   (34,650)
  Net unrealized gain on investments                                     24,607
  Net unrealized gain on other assets and liabilities denominated
    in foreign currencies                                                    88
                                                                     ----------
      Total net assets                                               $1,953,483
                                                                     ==========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
    Class A (based on $1,045,904/112,221 shares)                     $     9.32
                                                                     ==========
    Class B (based on $771,245/82,986 shares)                        $     9.29
                                                                     ==========
    Class C (based on $136,334/14,659 shares)                        $     9.30
                                                                     ==========

MAXIMUM OFFERING PRICE:
    Class A                                                          $     9.89
                                                                     ==========


12  The accompanying notes are an integral part of these financial statements.
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Pioneer Global Health Care Fund

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STATEMENT OF OPERATIONS
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For the Period from 12/29/00 (Commencement of Operations) to 8/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $232)                      $  5,621
  Interest                                                                  3,447
                                                                         --------
    Total investment income                                                             $   9,068
                                                                                        ---------
EXPENSES:
  Management fees                                                        $  9,320
  Transfer agent fees
    Class A                                                                 3,098
    Class B                                                                 1,483
    Class C                                                                   235
  Distribution fees
    Class A                                                                 1,257
    Class B                                                                 3,515
    Class C                                                                   779
  Administrative fees                                                      20,726
  Custodian fees                                                           13,883
  Registration fees                                                         9,645
  Professional fees                                                        34,151
  Printing                                                                 14,346
  Fees and expenses of nonaffiliated trustees                               6,675
  Miscellaneous                                                               841
                                                                         --------
      Total expenses                                                                    $ 119,954
      Less management fees waived and expenses reimbursed by
        Pioneer Investment Management, Inc.                                              (101,280)
      Less fees paid indirectly                                                              (276)
                                                                                        ---------
      Net expenses                                                                      $  18,398
                                                                                        ---------
        Net investment loss                                                             $  (9,330)
                                                                                        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                          $(34,650)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                       532       $ (34,118)
                                                                         --------       ---------
  Net unrealized gain from:
    Investments                                                          $ 24,607
    Other assets and liabilities denominated in
      foreign currencies                                                       88       $  24,695
                                                                         --------       ---------
    Net loss on investments and foreign currency
      transactions                                                                      $  (9,423)
                                                                                        ---------
    Net decrease in net assets resulting from operations                                $ (18,753)
                                                                                        =========


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Global Health Care Fund

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STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Period from 12/29/00 (Commencement of Operations) to 8/31/01

                                                                                 12/29/00 to
                                                                                   8/31/01
FROM OPERATIONS:
Net investment loss                                                              $   (9,330)
Net realized loss on investments and foreign currency transactions                  (34,118)
Net unrealized gain on investments and foreign currency
  transactions                                                                       24,695
                                                                                 ----------
  Net decrease in net assets resulting from operations                           $  (18,753)
                                                                                 ----------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                 $1,887,611
Cost of shares repurchased                                                         (215,375)
                                                                                 ----------
  Net increase in net assets resulting from fund share transactions              $1,672,236
                                                                                 ----------
  Net increase in net assets                                                     $1,653,483

NET ASSETS:
Beginning of period (initial capitalization - 30,000 shares)                        300,000
                                                                                 ----------
End of period (including accumulated net investment loss of $0)                  $1,953,483
                                                                                 ==========

                                                                     '01 Shares   '01 Amount
CLASS A*
Shares sold                                                            118,380   $1,107,916
Less shares repurchased                                                (16,159)    (149,846)
                                                                       -------   ----------
  Net increase                                                         102,221   $  958,070
                                                                       =======   ==========

CLASS B*
Shares sold                                                             78,417   $  721,076
Less shares repurchased                                                 (5,431)     (50,684)
                                                                       -------   ----------
  Net increase                                                          72,986   $  670,392
                                                                       =======   ==========

CLASS C*
Shares sold                                                              6,255   $  58,619
Less shares repurchased                                                 (1,596)  $  (14,845)
                                                                       -------   ----------
  Net increase                                                           4,659   $   43,774
                                                                       =======   ==========

* Fund shares were first publicly offered on January 2, 2001.


14  The accompanying notes are an integral part of these financial statements.

Pioneer Global Health Care Fund

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FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                                   12/29/00 to
CLASS A(a)                                                           8/31/01

Net asset value, beginning of period                                 $10.00
                                                                     ------
Decrease from investment operations:
  Net investment loss                                                $(0.03)
  Net realized and unrealized loss on investments
    and foreign currency transactions                                 (0.65)
                                                                     ------
      Net decrease from investment operations                        $(0.68)
                                                                     ------
Net decrease in net asset value                                      $(0.68)
                                                                     ------
Net asset value, end of period                                       $ 9.32
                                                                     ======
Total return*                                                         (6.80)%
Ratio of net expenses to average net assets+                           1.77%**
Ratio of net investment loss to average net assets+                   (0.80)%**
Portfolio turnover rate                                                  23%
Net assets, end of period (in thousands)                             $1,046
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                                      12.57%**
    Net investment loss                                              (11.60)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
    Net expenses                                                       1.75%**
    Net investment loss                                               (0.78)%**

(a)   Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                                   12/29/00 to
CLASS B(a)                                                           8/31/01

Net asset value, beginning of period                                 $10.00
                                                                     ------
Decrease from investment operations:
  Net investment loss                                                $(0.06)
  Net realized and unrealized loss on investments
    and foreign currency transactions                                 (0.65)
                                                                     ------
      Net decrease from investment operations                        $(0.71)
                                                                     ------
Net decrease in net asset value                                      $(0.71)
                                                                     ------
Net asset value, end of period                                       $ 9.29
                                                                     ======
Total return*                                                         (7.10)%
Ratio of net expenses to average net assets+                           2.31%**
Ratio of net investment loss to average net assets+                   (1.35)%**
Portfolio turnover rate                                                  23%
Net assets, end of period (in thousands)                             $  771
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                                      12.70%**
    Net investment loss                                              (11.74)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
    Net expenses                                                       2.28%**
    Net investment loss                                               (1.32)%**

(a)   Class B shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


16  The accompanying notes are an integral part of these financial statements.

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                                  12/29/00 to
CLASS C(a)                                                          8/31/01

Net asset value, beginning of period                                 $10.00
                                                                     ------
Decrease from investment operations:
  Net investment loss                                                $(0.05)
  Net realized and unrealized loss on investments
    and foreign currency transactions                                 (0.65)
                                                                     ------
      Net decrease from investment operations                        $(0.70)
                                                                     ------
Net decrease in net asset value                                      $(0.70)
                                                                     ------
Net asset value, end of period                                       $ 9.30
                                                                     ======
Total return*                                                         (7.00)%
Ratio of net expenses to average net assets+                           2.00%**
Ratio of net investment loss to average net assets+                   (1.03)%**
Portfolio turnover rate                                                 23%
Net assets, end of period (in thousands)                             $  136
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                                      14.79%**
    Net investment loss                                              (13.82)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
    Net expenses                                                       1.99%**
    Net investment loss                                               (1.02)%**

(a)   Class C shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Global Health Care (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital growth by investing primarily in common stocks of U.S. and non-U.S. issuers in the health care industry.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and ex penses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by,

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      By investing primarily in health care companies, the Fund has the risks associated with concentrating its investments in industries that comprise the health care sector. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in any one region. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01                                (continued)
--------------------------------------------------------------------------------

      a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential in ability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      As of August 31, 2001, the Fund had no outstanding portfolio or settlement hedges.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At August 31, 2001, the Fund reclassified $532 and $8,798 from accumulated net realized gain on investments and paid in capital, respectively to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano),

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      earned approximately $959 in underwriting commissions on the sale of Fund shares during the period ended August 31, 2001.

F.    Class Allocations

      Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.

PIM has agreed not to impose all or portion of its management fee and, if necessary to limit other operating expenses of the Fund to the extent required to reduce Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At August 31, 2001, $9,291 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01                                (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $823 in transfer agent fees payable to PIMSS at August 31, 2001.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,079 in distribution fees payable to PFD at August 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended August 31, 2001, CDSCs in the amount of $335 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended August 31, 2001, the Fund's expenses were reduced by $276 under such arrangements.

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Global Health Care Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Global Health Care Fund as of August 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Health Care Fund as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 5, 2001

Pioneer Global Health Care Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Margaret B.W. Graham               Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Growth and Income Funds
United States                         Pioneer Fund
Pioneer Growth Shares                 Pioneer Balanced Fund
Pioneer Small Cap Value Fund+         Pioneer Equity Income Fund
Pioneer Mid Cap Growth Fund++         Pioneer Value Fund (formerly Pioneer II)
Pioneer Mid Cap Value Fund
Pioneer Small Company Fund            Income Funds
Pioneer Tax Managed Fund              Taxable
                                      Pioneer America Income Trust
International/Global                  Pioneer Bond Fund
Pioneer Emerging Markets Fund         Pioneer High Yield Fund
Pioneer Europe Fund                   Pioneer Strategic Income Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**    Tax-Free
  (formerly Pioneer International     Pioneer Tax Free Income Fund
  Growth Fund)
Pioneer International Equity Fund**   Money Market Fund
  (formerly Pioneer World             Pioneer Cash Reserves Fund*
Equity Fund)

Sector Funds
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science &Technology Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**    Name change effective July 30, 2001.
+     Name change effective September 6, 2001.
++    Name change effective September 21, 2001.
Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distri butions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.                                10645-00-1001
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts  02109                 Underwriter of Pioneer mutual funds
www.pioneerfunds.com                    [RECYCLE LOGO] Printed on Recycled Paper